UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


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Check the appropriate box:

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         14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material under Rule 14a-12


                        Annaly Mortgage Management, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                      LOGO






                 NOTICE OF ANNUAL MEETING OF ANNALY STOCKHOLDERS

                             To be Held May 26, 2005

To the Stockholders of Annaly Mortgage Management, Inc.:

         We will hold the annual meeting of the stockholders of Annaly on May 26, 2005, at 9:30 a.m., local time, at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, to consider and vote on the following proposals:

         o        election of three directors for a term of three years each;

         o ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year;

         o        approval of our Executive Performance Plan; and

         o any other matters as may properly come before our annual meeting or any adjournment or postponement thereof.

         We will transact no other business at the annual meeting, except for business properly brought before the annual meeting or any adjournment or postponement of it by our board of directors.

         Only our common stockholders of record at the close of business on March 25, 2005, the record date for the annual meeting, may vote at the annual meeting and any adjournments or postponements of it. A complete list of our common stockholders of record entitled to vote at the annual meeting will be available for inspection during the 10 business days before the annual meeting at our executive offices for inspection by our stockholders during ordinary business hours for proper purposes.

         YOUR VOTE IS VERY IMPORTANT. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. YOU ALSO MAY CAST YOUR VOTE IN PERSON AT THE ANNUAL MEETING. IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT THEM ON HOW TO VOTE YOUR SHARES.

         ANNUAL MEETING ADMISSION: If you attend the annual meeting in person, you will need to present your admission ticket, or an account statement showing your ownership of our common stock as of the record date, and a valid government-issued photo identification. The indicated portion of your proxy card or voter instruction card will serve as your admission ticket.

         Based upon the recommendation of our board of directors, our board of directors recommends that you vote "FOR" the election of each of the nominees as directors, "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year and "FOR" the approval of our Executive Performance Plan.

By Order of the Board of Directors,

[NICHOLAS SINGH SIGNATURE]

NICHOLAS SINGH
Secretary

April 11, 2005
New York, New York

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                                TABLE OF CONTENTS
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QUESTIONS AND ANSWERS ABOUT THE MEETING........................................1
OUR ANNUAL MEETING.............................................................5
         Date, Time and Place of the Annual Meeting............................5
         Purpose of the Annual Meeting.........................................5
         Stockholder Record Date...............................................5
         Voting Rights.........................................................5
         Quorum; Effect of Abstention and Broker "Non-Votes"...................5
         Votes Required to Approve The Proposals...............................6
         Voting of Proxies.....................................................6
         Revocability of Proxies...............................................7
         Solicitation of Proxies...............................................7
         Postponement or Adjournment of Meeting................................7
         Annual Meeting Admission Procedures...................................8
         Voting................................................................8
PROPOSAL I - ELECTION OF DIRECTORS.............................................9
         Directors.............................................................9
         Class I Directors.....................................................9
         Class II Directors...................................................10
         Class III Directors..................................................11
CORPORATE GOVERNANCE, DIRECTOR INDEPENDENCE,
   BOARD MEETINGS AND COMMITTEES..............................................12
         Corporate Governance.................................................12
         Independence of Our Directors........................................12
         Board Committees and Charters........................................12
         Compensation of Directors............................................15
MANAGEMENT....................................................................17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
   AND MANAGEMENT OF ANNALY...................................................19
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE.............................20
OPTION GRANTS.................................................................21
EXERCISES AND VALUES OF OPTIONS...............................................22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................23
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................23
EQUITY COMPENSATION PLAN INFORMATION..........................................23
EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT
   AND CHANGE-OF-CONTROL ARRANGEMENTS.........................................24
REPORT OF THE COMPENSATION COMMITTEE..........................................26
PERFORMANCE ANALYSIS..........................................................29
THE AUDIT COMMITTEE...........................................................30
PROPOSAL II - RATIFICATION OF APPOINTMENT OF
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................31
         Relationship with Independent Registered Public Accounting Firm......32
PROPOSAL III - APPROVAL OF THE EXECUTIVE PERFORMANCE PLAN.....................32
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................35

                                       i
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ACCESS TO FORM 10-K...........................................................35
STOCKHOLDER PROPOSALS.........................................................35
OTHER MATTERS.................................................................35
WHERE YOU CAN FIND MORE INFORMATION...........................................36

APPENDIX I                 AUDIT COMMITTEE CHARTER
APPENDIX II                EXECUTIVE PERFORMANCE PLAN

                                       ii
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                        ANNALY MORTGAGE MANAGEMENT, INC.
                     1211 AVENUE OF THE AMERICAS, SUITE 2902
                            NEW YORK, NEW YORK 10036

                             ----------------------

                       2005 ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                 PROXY STATEMENT

         Annaly Mortgage Management, Inc. ("we" or "us") is furnishing this proxy statement in connection with our solicitation of proxies to be voted at our 2005 annual meeting of stockholders. We will hold the annual meeting at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036 on Thursday May 26, 2005 at 9:30 a.m. New York time, and any postponements or adjournments thereof. We are sending this proxy statement and the enclosed proxy to our stockholders commencing on or about April 11, 2005. Our principal executive offices are located at 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

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                     QUESTIONS AND ANSWERS ABOUT THE MEETING
--------------------------------------------------------------------------------

Q:       WHAT AM I VOTING ON?

A:       (1)      Re-election of three directors, Michael A. J. Farrell,
                  Jonathan D. Green and John A. Lambiase, for terms of three years;

         (2) Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2005; and

         (3)      Approval of our Executive Performance Plan.

Q:       HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THESE
         PROPOSALS?

A: Our board of directors recommends you vote "FOR" the election of each of the nominees as directors, "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year and "FOR" the approval of our Executive Performance Plan.

Q:       WHO IS ENTITLED TO VOTE AT THE MEETING?

A: Only common stockholders of record as of the close of business on March 25, 2005, the record date, are entitled to vote at the meeting.

Q:       WHAT STOCKHOLDER APPROVALS ARE REQUIRED TO APPROVE THE PROPOSALS?

A: Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting, and ratification of the appointment of our independent registered public accounting firm and approval of our

         Executive Performance Plan will each require the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

Q:       WHAT DO I DO IF I WANT TO CHANGE MY VOTE?

A: Send a later-dated, signed proxy card to our Secretary prior to the date of the annual meeting or attend the annual meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our Secretary at our address which is provided above.

Q:       IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY
         SHARES?

A: If you do not provide your broker with instructions on how to vote your street name shares, your broker will be able to vote them on the election of directors and the ratification of the appointment of our independent registered public accounting firm but will not be permitted to vote them on the approval of the Executive Performance Plan. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Stockholders are urged to use telephone or Internet voting if their broker has provided them with the opportunity to do so. See your voting instruction form for instructions. If you do not give voting instructions to your broker, your votes will not be counted as voting for the approval of the Executive Performance Plan unless you appear and vote in person at the annual meeting. If your broker holds your shares and you attend the annual meeting, please bring a letter from your broker identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

                        Annaly Mortgage Management, Inc.
                           1211 Avenue of the Americas
                                   Suite 2902
                               New York, NY 10036
                              Phone: (212) 696-0100
                            Facsimile: (212) 696-9809
                           Email: investor@annaly.com
                          Attention: Investor Relations

Q:       HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: Other than the three proposals described in this proxy statement, we know of no other business to be considered at the annual meeting. If any other matters are properly presented at the meeting, your signed proxy card authorizes Michael A.J. Farrell, our Chairman of the Board, Chief Executive Officer, and President, and Nicholas Singh, Secretary, to vote on those matters according to their best judgment.

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Q:       WHO WILL COUNT THE VOTE?

A: Representatives of Mellon Investor Services LLC, the independent Inspector of Elections, will count the votes.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:       HOW MANY SHARES CAN VOTE?

A: As of the record date, 121,277,699 shares of common stock were issued and outstanding. Holders of our common stock are entitled to one vote per share for each matter before the meeting.

Q:       WHO CAN ATTEND THE ANNUAL MEETING?

A: All stockholders of record as of March 25, 2005 can attend the annual meeting, although seating is limited. If your shares are held through a broker and you would like to attend, please either (1) write Investor Relations, Annaly Mortgage Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036 or email us at investor@annaly.com, or (2) bring to the meeting a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker). In addition, you must bring a valid, government-issued photo identification, such as a driver's license or a passport. If you plan to attend, please check the box on your proxy card and return it as directed on the proxy card.

         Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the auditorium and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

Q:       WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2006 ANNUAL MEETING?

A: If you are submitting a proposal to be included in next year's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, we must receive the proposal no later than December 15, 2005.

Q:       HOW WILL WE SOLICIT PROXIES FOR THE ANNUAL MEETING?

A: We are soliciting proxies by mailing this proxy statement and proxy card to our stockholders. In addition to solicitation by mail, some of our directors, officers and regular employees may, without extra pay, make additional solicitations by telephone or in person. We will pay the solicitation costs, and will reimburse banks, brokerage houses

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         and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

                                       4
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                               OUR ANNUAL MEETING
--------------------------------------------------------------------------------

         We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at our annual meeting.

DATE, TIME AND PLACE OF THE ANNUAL MEETING

         We will hold our annual meeting on Thursday, May 26, 2005, at 9:30 a.m., local time, at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036.

PURPOSE OF THE ANNUAL MEETING

         At the annual meeting, we are asking holders of record of our common stock to consider and vote on the following proposals:

         o        election of three directors for a term of three years each;

         o ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year;

         o        approval our Executive Performance Plan; and

         o any matters as may properly come before our annual meeting or any adjournment or postponement thereof.

STOCKHOLDER RECORD DATE

         Only holders of record of our common stock at the close of business on March 25, 2005, the record date, are entitled to notice of and to vote at the annual meeting. On the record date, approximately 121,277,699 shares of our common stock were issued and outstanding and held by approximately 2,197 holders of record.

VOTING RIGHTS

         Our stockholders are entitled to one vote per share of common stock held as of the record date for the annual meeting.

QUORUM; EFFECT OF ABSTENTION AND BROKER "NON-VOTES"

         A quorum will be present at the annual meeting if a majority of the votes entitled to be cast are present, in person or by proxy. Since there were 121,277,699 eligible votes as of the record date, we will need at least 60,638,850 votes present in person or by proxy at the annual meeting for a quorum to exist. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to solicit additional proxies. Holders of record of our common stock on the record date are entitled to one vote per share.

         Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a

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stockholder who is present at a meeting and entitled to vote. An abstention will not count "for" or "against" the election of directors, the ratification of Deloitte & Touche LLP as our registered public accounting firm or approval of our Executive Performance Plan.

         A broker "non-vote" occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, brokers that hold shares of our common stock in street name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters without specific instructions from those customers. Broker "non-votes" will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a stockholder owns shares through a broker and attends the annual meeting, the stockholder should bring a letter from that stockholder's broker identifying that stockholder as the beneficial owner of the shares and acknowledging that you will vote your shares.

         Broker non-votes will not count "for" or "against" the election of directors, the ratification of Deloitte & Touche LLP as our registered public accounting firm or approval of our Executive Performance Plan.

VOTES REQUIRED TO APPROVE THE PROPOSALS

         Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast at the annual meeting. Approval of our Executive Performance Plan will require the affirmative vote of the holders of a majority of the votes cast on the proposal at the annual meeting.

VOTING OF PROXIES

         All shares represented by properly executed proxies received in time for the annual meeting will be voted at the annual meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the election of directors, for the ratification of Deloitte & Touche LLP as our independent registered public accounting firm and for the approval of our Executive Performance Plan.

         The individuals named as proxies by a stockholder may vote for one or more adjournments of the annual meeting, including adjournments to permit further solicitations of proxies.

         We do not expect that any matter other than the proposals described above will be brought before the annual meeting. If, however, other matters are properly presented at the annual meeting, the individuals named as proxies will vote in accordance with the recommendation of our board of directors.

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

REVOCABILITY OF PROXIES

         Submitting a proxy on the enclosed form will not preclude you from voting in person at the annual meeting. You may revoke a proxy at any time before it is voted by filing with us a duly executed revocation of proxy, by submitting a duly executed proxy to us with a later date or by appearing at the annual meeting and voting in person. You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Attendance at the annual meeting without voting will not itself revoke a proxy.

SOLICITATION OF PROXIES

         We will pay the expenses incurred in connection with the printing and mailing of this proxy statement. In addition to solicitation by mail, the directors, officers and our employees, who will not be specially compensated, may solicit proxies from our stockholders by telephone, facsimile, telegram or other electronic means or in person. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. We will bear the total cost of soliciting proxies.

         We will mail a copy of this proxy statement to each holder of record of our common stock on the record date.

         Stockholders have the option to vote over the internet or by telephone. Please be aware that if you vote over the internet, you may incur costs such as telephone and access charges for which you will be responsible.

         In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate annual report or proxy statement, he or she may request it orally or in writing by contacting us at Annaly Mortgage Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036,
Attention: Investor Relations, by emailing us at investor@annaly.com, or by calling us at 212-696-0100, and we will promptly deliver to the stockholder the requested annual report or proxy statement. If a stockholder of record residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact us in the same manner. If you are an eligible stockholder of record receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

POSTPONEMENT OR ADJOURNMENT OF MEETING

         If a quorum is not present or represented, our bylaws permit a majority of stockholders entitled to vote at the annual meeting, present in person or represented by proxy, to postpone or adjourn the meeting, without notice other than an announcement.

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

ANNUAL MEETING ADMISSION PROCEDURES

         You should be prepared to present valid government-issued photo identification for admittance at the annual meeting. In addition, if you are a record holder of common stock, your name is subject to verification against the list of our record holders on the record date prior to being admitted to the annual meeting. If you are not a record holder but hold shares in street name, that is, with a broker, dealer, bank or other financial institution that serves as your nominee, you should be prepared to provide proof of beneficial ownership on the record date, or similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

VOTING

         You will only be entitled to vote at the meeting if you were a holder of record of our common stock at the close of business on the record date, March 25, 2005. There were 121,277,699 shares of common stock outstanding on the record date, and each stockholder will be entitled to one vote at the meeting for each share registered in the stockholder's name on the record date. Holders of common stock are not entitled to cumulate their votes on any matter to be considered at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. Regarding the election of directors to serve until the 2008 annual meeting of stockholders, in voting by proxy, you may vote in favor of all the nominees, withhold your vote as to all the nominees or withhold your vote as to specific nominees. With respect to the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year, you may vote in favor of the proposal or against the proposal, or you may abstain from voting. You may vote in favor of the Executive Performance Plan, abstain from voting on this proposal or you may withhold your vote. You should specify your choices on the enclosed form of proxy.

         If you do not provide specific instructions on all the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, FOR the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year and FOR the approval of our Executive Performance Plan.

         Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast. The approval of the holders of a majority of the votes cast is required to approve the Executive Performance Plan.

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                                   PROPOSAL I
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         At the annual meeting, the stockholders will vote to elect three class III directors, whose terms will expire at our annual meeting of stockholders in 2008, subject to the election and qualification of their successors or to their earlier death, resignation or removal.

         The persons named in the enclosed proxy will vote to elect Michael A.
J. Farrell, Jonathan D. Green and John A. Lambiase as class III directors, unless you withhold the authority of these persons to vote for the election of any or all of the nominees by marking the proxy to that effect.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MICHAEL A. J. FARRELL, JONATHAN D. GREEN AND JOHN A. LAMBIASE AS DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS IN 2008 AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE YOUR PROXY IN FAVOR OF THESE NOMINEES UNLESS YOU SPECIFY A CONTRARY CHOICE IN YOUR PROXY.

DIRECTORS

         We have three classes of directors. Our class I directors will serve until our annual meeting of stockholders in 2006; our class II directors will serve until our annual meeting of stockholders in 2007; and our class III directors to be elected at this year's meeting will serve until our annual meeting of stockholders in 2008. Set forth below are the names and certain information on each of our directors.

CLASS I DIRECTORS

         Spencer I. Browne, age 55, was elected on January 28, 1997 to serve as a director. Mr. Browne has held various executive and management positions with several publicly traded companies engaged in businesses related to the residential and commercial mortgage loan industry. Mr. Browne is the principal of Strategic Asset Management, LLC, a privately owned investment firm that he founded in November 1996. Prior thereto, in 1996, Mr. Browne served as President, Chief Executive Officer and a Director of Asset Investors Corporation, now American Land Lease, Inc., a company he co-founded in 1986. From June 1990 to March 1996, Mr. Browne was President and a Director of MDC Holdings, Inc., a publicly traded national homebuilder and mortgage banking company headquartered in Colorado. Mr. Browne currently serves on the Board of Directors of Delta Financial Corporation, Internet Commerce Corporation, Government Properties Trust, Inc. and Kronos Advanced Technologies, Inc.

         Wellington J. Denahan-Norris, age 41, was elected on December 5, 1996 to serve as Vice Chairman of the Board and a director. She has responsibility for managing our portfolio. She was a founder of Fixed Income Discount Advisory Company, a Delaware corporation and our wholly-owned subsidiary, or FIDAC, and has been its Senior Vice President from March 1995 to the present, Treasurer since July 1994 and Chief Investment Officer since February 1997. From

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

July 1994 through March 1995 she was a Vice President of FIDAC. Ms. Denahan-Norris has been the portfolio manager for the U.S. Dollar Floating Rate Fund since its inception in August 1994. Prior to joining FIDAC, from March 1992 to July 1994, Ms. Denahan-Norris had been Vice President responsible for asset selection and financing at Citadel Funding Corporation. Prior to joining Citadel she had been a trader on the mortgage-backed securities desk at Schroder Wertheim and Co., Inc. She has attended the New York Institute of Finance for intense mortgage-backed securities studies.

CLASS II DIRECTORS

         Kevin P. Brady, age 49, was elected on January 28, 1997 to serve as a director. Mr. Brady is the founder and CEO of TaxStream, a software and consulting firm that specializes in financial accounting. Mr. Brady founded TaxStream in December 1993. From July 1986 through November 1993, Mr. Brady worked for PricewaterhouseCoopers in New York City where he concentrated on financial reporting and international tax planning for multinational corporations and held a number of senior management positions. Prior to joining PricewaterhouseCoopers, Mr. Brady worked in the corporate tax department of Merck & Co.

         Donnell A. Segalas, age 47, was elected on January 28, 1997 to serve as a director. Mr. Segalas is a principle at Pinnacle Asset Management L.P. Mr. Segalas sits on both the investment and executive committees. On a day-to-day basis Mr. Segalas manages new business, distribution and special projects for Pinnacle Asset Management L.P. Prior to joining Pinnacle Asset Management L.P., Mr. Segalas was Executive Vice President for alternative investments at Phoenix Investment Partners Ltd., a NYSE asset management firm. Prior to joining Phoenix Investment Partners, Ltd., Mr. Segalas was a managing director at the Far Hills Group where he was in charge of the Private Equity and Venture Capital fund-raising group. In 1997, he co-founded a leveraged buyout firm, Maplewood Partners, L.L.C. Prior to his joining Maplewood Partners, Mr. Segalas was a Managing Director at Rodman & Renshaw, Inc. in the mortgage-backed securities department from 1994 to June 1997. In December 1995, Mr. Segalas was also given the additional responsibility to manage Rodman & Renshaw's Structured Finance Group. From 1990 to 1994, Mr. Segalas served as Senior Vice President in the mortgage-backed securities department at Tucker Anthony, Inc., where he co-managed the firm's structured finance group. Prior to that time, Mr. Segalas had been a Senior Vice President at Smith Barney, Inc. and Corporate Vice President at Drexel Burnham Lambert.

         E. Wayne Nordberg, age 66, was elected on May 27, 2004 to serve as a director. Since June 2002, Mr. Nordberg has been a senior director at Ingalls & Snyder LLC and since 2000, President of the office of investments for LaFayette College Endowment Fund. From October 1998 to May 2002, Mr. Nordberg was Vice Chairman of KBW Asset Management, Inc. Prior to joining KBW Asset Management, Inc., Mr. Nordberg served in various capacities with Lord, Abbett & Co., from 1988 to 1998 where in 1996 he was named Partner-Equity Investments, and a director of all 30 Lord Abbett mutual funds. Mr. Nordberg sits on the board of directors of PetroQuest Energy, Inc. and serves as Chairman of the compensation committee of the board of directors of PetroQuest Energy, Inc. Mr. Nordberg graduated from Lafeyette College.

CLASS III DIRECTORS

         Michael A. J. Farrell, age 53, was elected on December 5, 1996 to serve as Chairman of the Board and Chief Executive Officer. Mr. Farrell was appointed our President effective January 1, 2002. He was a founder of FIDAC and, since November 1994, he has been its President and CEO of FIDAC. He is a member of the board of directors of the U.S. Dollar Floating Rate Fund. Prior to founding FIDAC, from February 1992 to July 1994, Mr. Farrell served as President of Citadel Funding Corporation. From April 1990 to January 1992, Mr. Farrell was a managing director for Schroder Wertheim & Co. Inc. in the fixed income department. In addition to being the former Chairman of the Primary Dealers Operations Committee of the Public Securities Association (from 1981 through
1985) and its mortgage-backed securities division, he is a former member of the Executive Committee of its Primary Dealers Division. Prior to his employment with Schroder Wertheim, Mr. Farrell had been President of L.F. Rothschild Mortgage Capital, Inc., Vice President of Trading at Morgan Stanley and Co., Inc., and Senior Vice President of Merrill Lynch and Co., Inc. Mr. Farrell began his career at E.F. Hutton and Company in 1971. Mr. Farrell has 27 years of experience in fixed income trading, management and operations.

         Jonathan D. Green, age 58, was elected on January 28, 1997 to serve as a director. Jonathan D. Green is president and Chief Executive Officer of Rockefeller Group International, Inc. a privately held corporation with interests in real estate ownership, management, and development, real estate services and telecommunications. He joined The Rockefeller Group in 1980 as assistant vice president and real estate counsel. In 1983 he was appointed vice president, secretary and general counsel and in 1990 was elected chief corporate officer. On July 6, 1995 he was named president and chief executive officer of Rockefeller Group Development Corporation (RGDC) and Rockefeller Center Management Corporation (RCMC), both subsidiaries of The Rockefeller Group. In October 2002 Mr. Green was named President and Chief Executive Officer of Rockefeller Group International, Inc. In addition, Mr. Green continues to serve as President and CEO of Rockefeller Group Development Corporation. Mr. Green oversees the activities of the company's five subsidiaries which include Rockefeller Group Development Corporation, Cushman & Wakefield, Rockefeller Group Telecommunications Services, Rockefeller Group Business Centers and CommonWealth Partners. As the President and CEO of Rockefeller Group Development Corporation, he is actively involved in the day-to-day operations of that company's commercial and industrial properties ranging from office towers to suburban office parks, foreign trade zones and high tech data centers in various stages of development. Before joining The Rockefeller Group, Mr. Green was affiliated with the New York City law firm of Thacher, Proffitt & Wood. Mr. Green is a member of the Board of Directors of Rockefeller Group International, Inc., Cushman & Wakefield, Inc. and the Realty Advisory Board on Labor Relations, Inc. He also serves on the Mayor's Midtown Citizens Committee, the Board of Trustees of the Museum for African Art, the Board of Trustees of the Wildlife Conservation Society, the Board of Governors for The Real Estate Board of New York and is a member of the Real Estate Roundtable. Mr. Green graduated from Lafayette College and the New York University School of Law.

         John A. Lambiase, age 65, was elected on January 28, 1997 to serve as a director. Mr. Lambiase was managing director in global operations at Salomon Brothers from 1985 through his retirement in 1991. Mr. Lambiase joined Salomon in 1979 as director of internal audit. Mr.

Lambiase has served as Chairman of the Mortgage-Backed Securities Clearance Corporation, a member of the board of directors of Prudential Home Mortgage and a member of the Board of the National Securities Clearance Corporation, and was a founding director and Chairman of the Participation Trust Company. Mr. Lambiase also served on Salomon's Credit Committee. Prior to joining Salomon, from 1972 through 1979, Mr. Lambiase was President of Loeb Rhodes Wall Street Settlement Corporation with responsibility for securities clearance of over 130 member firms. Prior to Loeb Rhodes, Mr. Lambiase had been the Chief Financial Officer and a General Partner of W.E. Hutton. Mr. Lambiase is a Certified Public Accountant.

--------------------------------------------------------------------------------
                  CORPORATE GOVERNANCE, DIRECTOR INDEPENDENCE,
                          BOARD MEETINGS AND COMMITTEES
--------------------------------------------------------------------------------

CORPORATE GOVERNANCE

         We believe that we have implemented effective corporate governance policies and observe good corporate governance procedures and practices. We have adopted a number of written policies, including corporate governance guidelines, code of business conduct and ethics, and charters for our audit committee, compensation committee and nominating/corporate governance committee.

INDEPENDENCE OF OUR DIRECTORS

         New York Stock Exchange rules require that at least a majority of our directors be independent of our company and management. The rules also require that our board of directors affirmatively determine that there are no material relationships between a director and us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) before such director can be deemed independent. We have adopted independence standards consistent with New York Stock Exchange rules. Our board of directors has reviewed both direct and indirect transactions and relationships that each of our directors had or maintained with us, our management and employees. As a result of this review, our board of directors, based upon the fact that none of our non-employee directors have any relationships with us other than as directors and holders of our common stock, affirmatively determined that five of our directors are independent directors under New York Stock Exchange rules. Our independent directors are Kevin P. Brady, Spencer I. Browne, Jonathan D. Green, Donnell A. Segalas and E. Wayne Nordberg. Michael A.J. Farrell and Wellington J. Denahan-Norris are not considered independent because they are employees of the company, and John A. Lambiase is not considered independent because we employ his son.

BOARD COMMITTEES AND CHARTERS

         CODE OF BUSINESS CONDUCT AND ETHICS

         We have adopted a Code of Business Conduct and Ethics, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business. This code is applicable to all employees, officers and directors of the company.

         CORPORATE GOVERNANCE GUIDELINES

         We have adopted Corporate Governance Guidelines which, in conjunction with the charters and key practices of our board committees, provide the framework for the governance of our company.

         OTHER CHARTERS

         Our compensation committee, audit committee and nominating/corporate governance committee have also adopted written charters which govern their conduct.

         WHERE YOU CAN FIND THESE DOCUMENTS

         Our Code of Business Conduct and Ethics, Corporate Governance Principles, Compensation Committee Charter, Audit Committee Charter and Nominating/Corporate Governance Committee Charter are available on our website (WWW.ANNALY.COM). We will provide copies of these documents free of charge to any stockholder who sends a written request to Investor Relations, Annaly Mortgage Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

         COMPENSATION COMMITTEE

         We have a standing compensation committee. The members of our compensation committee are Spencer I. Browne, Jonathan D. Green, and Donnell A. Segalas, each of whom is an independent director within the meaning of the rules of the New York Stock Exchange. The compensation committee administers our Long-Term Stock Incentive Plan, or Incentive Plan, and recommends changes to that Plan to our board of directors when appropriate. The compensation committee will also administer our Executive Performance Plan if it is approved by our stockholders. The compensation committee also approves compensation for our officers. For additional information on the compensation committee, please see "Report of the Compensation Committee" below.

         AUDIT COMMITTEE

         We have a standing audit committee. The members of our audit committee are Kevin P. Brady, Jonathan D. Green, and E. Wayne Nodberg. Each member of our audit committee is an independent director within the meaning of the rules of the New York Stock Exchange, and Mr. Brady has been designated as our audit committee's financial expert. The audit committee recommends to our board of directors the engagement or discharge of independent public accountants, reviews the plan and results of the auditing engagement with our Chief Financial Officer and our independent public accountants, and reviews with our Chief Financial Officer the scope and nature of our internal auditing system. The activities of the audit committee are described in greater detail below under the caption "The Audit Committee."

         The audit committee operates under a written charter adopted by our board of directors, the full text of which is set forth in Appendix I to this proxy statement.

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE

         We have a standing nominating/corporate governance committee. The members of our nominating/corporate governance committee are E. Wayne Nordberg, Kevin P. Brady, and Donnell A. Segalas. Each of the members of our nominating/corporate governance committee meets the independence requirements of the New York Stock Exchange. The nominating/corporate governance committee recommends to the board of directors persons to be nominated as directors or to be elected to fill vacancies on the board of directors. The nominating/corporate governance committee will consider nominees recommended by our stockholders. These recommendations should be submitted in writing to our Secretary.

         Our nominating/corporate governance committee currently considers the following factors in making its recommendations to the board of directors: background, skills, expertise, accessibility and availability to serve effectively on the board of directors. Our nominating/corporate governance committee also conducts inquiries into the background and qualifications of potential candidates.

         Our nominating/corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. Our nominating/corporate governance committee regularly assesses the appropriate size of the board of directors, and whether any vacancies on the board of directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, our nominating/corporate governance committee considers various potential candidates for director. Candidates may come to the attention of our nominating/corporate governance committee through current members of our board of directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of our nominating/corporate governance committee, and may be considered at any point during the year. As described above, our nominating/corporate governance committee considers properly submitted stockholder nominations for candidates for the board of directors. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by our nominating/corporate governance committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to our nominating/corporate governance committee. Our nominating/corporate governance committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, our nominating/corporate governance committee seeks to achieve a balance of knowledge, experience and capability on the board of directors.

         COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Interested persons may communicate their complaints or concerns by sending written communications to the board of directors, committees of the board of directors and individual directors by mailing those communications to:

                        Annaly Mortgage Management, Inc.
                                  [Addressee*]
                           1211 Avenue of the Americas
                                   Suite 2902
                               New York, NY 10036
                              Phone: (212) 696-0100
                            Facsimile: (212) 696-9809
                           Email: investor@annaly.com
                          Attention: Investor Relations

         *    Audit Committee of the Board of Directors

         *    Compensation Committee of the Board of Directors

         *    Nominating/Corporate Governance Committee of the Board of
              Directors

         *    Non-Management Directors

         *    Name of individual director

         These communications are sent by us directly to the specified addressee.

         We require each member of the board of directors to attend our annual meeting of stockholders except for absences due to causes beyond the reasonable control of the director. There were eight directors at the time of the 2004 annual meeting of stockholders and all eight attended the meeting.

         BOARD AND COMMITTEE MEETINGS

         During 2004, our board of directors held five meetings. During 2004, the compensation committee held one meeting, the audit committee held four meetings, and the nominating/corporate governance committee held one meeting. Each director attended at least 75% of the aggregate number of meetings held by our board of directors and 75% of the aggregate number of meetings of each committee on which the director served.

         MEETINGS OF NON-MANAGEMENT DIRECTORS

         Our corporate governance guidelines require that the board have at least three regularly scheduled meetings each year for our non-management directors. These meetings, which are designed to promote unfettered discussions among our non-management directors, are presided over by a non-management director who is the chairman of the compensation committee. During 2004, our non-management directors had three meetings. Spencer I. Browne presided over these meetings.

COMPENSATION OF DIRECTORS

         We pay an annual director's fee equal to $60,000 to each director who is not an officer or employee, as well as a fee of $500 for each meeting of our board of directors or any committee attended by each independent director (or $250 for any meeting at which the director participates by conference telephone call). We also reimburse all directors for costs and expenses for attending these meetings.

         Our Incentive Plan provides that each independent director, upon appointment to our board of directors, receives a non-discretionary automatic grant of non-qualified stock options for the purchase of 5,000 shares of common stock; these options vest in four equal installments over a period of four years from the date of grant. In addition, each independent director is entitled to receive on June 26 of each year that he or she serves as a director, options to purchase an additional 1,250 shares of common stock; these options vest on the date of grant. The exercise price for each option is the fair market value of our common stock as of the date on which the option is granted. Independent directors also are entitled to receive discretionary awards under the Incentive Plan.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

                Name           Age                             Position
------------------------------------------------------------------------------------------------------
Michael A.J. Farrell            53    Chairman of the Board, Chief Executive Officer, and President

Wellington J. Denahan-Norris    41    Vice Chairman of the Board and Chief Investment Officer

Kathryn F. Fagan                38    Chief Financial Officer and Treasurer

Jennifer S. Karve               34    Executive Vice President

James P. Fortescue              31    Senior Vice President and Repurchase Agreement Manager

Kristopher Konrad               30    Senior Vice President and Portfolio Manager

Rose-Marie Lyght                31    Senior Vice-President and Portfolio Manager

Ronald Kazel                    37    Executive Vice President-Business Development

Jeremy Diamond                  41    Executive  Vice President

R. Nicholas Singh               46    Executive Vice President, General Counsel, Secretary and Chief
                                      Compliance Officer

         Biographical information on Mr. Farrell and Ms. Denahan-Norris is provided above. Certain biographical information for Ms. Fagan, Ms. Karve, Mr. Fortescue, Mr. Konrad, Ms. Lyght, Mr. Kazel, Mr. Diamond, and Mr. Singh is set forth below.

         Kathryn F. Fagan was employed by us on April 1, 1997 in the positions of Chief Financial Officer and Treasurer. From June 1, 1991 to February 28, 1997, Ms. Fagan was Chief Financial Officer and Controller of First Federal Savings & Loan Association of Opelousas, Louisiana. First Federal is a publicly owned savings and loan that converted to the stock form of ownership during her employment period. Ms. Fagan's responsibilities at First Federal included all financial reporting, including reports for internal use and reports required by SEC and the Office of Thrift Supervision. Her duties also included asset/liability management, internal control compliance and the management of First Federal's investment portfolio. During the period from September 1988 to May 1991, Ms. Fagan was employed as a bank and savings and loan auditor by John
S. Dowling & Company, a corporation of Certified Public Accountants. Ms. Fagan is a Certified Public Accountant and has a Masters Degree in Business Administration.

         Jennifer S. Karve was employed by us on December 5, 1996 in the positions of Secretary and Investment Officer. She currently serves as our Executive Vice President. She joined FIDAC at its inception in July 1994 and became Vice President in March 1995. Ms. Karve has been a portfolio manager for the U.S. Dollar Floating Rate Fund since its inception in August 1994. She has designed several software systems for FIDAC including portfolio management systems, mortgage-backed security pricing systems, exposure reporting systems, and accounting systems. Prior to joining FIDAC, she worked for Citadel Funding Corporation where she assisted in the management of the funding of mortgage-backed security portfolios.

         James P. Fortescue was employed by us on December 5, 1996. Mr. Fortescue is our Senior Vice President. Mr. Fortescue also serves as a Senior Vice President of FIDAC. He started with FIDAC in June of 1995 where he was in charge of finding financing on mortgage-backed and corporate bonds for regional dealers, as well as maintaining a pricing service for a major broker dealer. In September of 1996 he took over all financing activities for the U.S. Dollar Floating Rate Fund which included trading and structuring all liabilities, coordinating trade settlements with broker dealer back offices, and maintaining the relationships with these dealers. Mr. Fortescue has been in charge of liability management for us since our inception, and continues to oversee all financing activities for FIDAC. Mr. Fortescue holds a Bachelors Degree in Finance from Siena College.

         Kristoper Konrad was employed by us on October 15, 1997. Mr. Konrad is a Senior Vice President and Portfolio Manager of Annaly and FIDAC. Mr. Konrad is the Portfolio Manager for Annaly and has served in this capacity since December of 2000. Prior to this, he was head of financing for the US Dollar Floating Rate Fund and assisted with the management of FIDAC's high net worth separate accounts. Mr. Konrad has a Bachelors Degree in Business from Ithaca College and has attended the New York Institute of Finance for intense mortgage-backed securities studies.

         Rose-Marie Lyght was employed on April 19, 1999. Ms. Lyght is a Senior Vice President and Portfolio Manager of Annaly and FIDAC. She has been involved in the asset selection and financing for the US Dollar Floating Rate Fund and FIDAC's high net worth separate accounts. Mrs. Lyght has a Bachelor of Science in Finance and a Masters Degree in Business Administrations from Villanova University.

         Ronald Kazel was employed on December 3, 2001. Mr. Kazel is an Executive Vice President of Annaly and FIDAC. Mr. Kazel is responsible for reviewing all new business activities for the company. Prior to joining Annaly, Mr. Kazel was a Senior Vice President in Friedman Billings Ramsey's financial services investment banking group. During his tenure there, he was responsible for structuring both private and public equity and debt offerings for financial services companies, including Annaly's private placement in 1997. Mr. Kazel has a Bachelors Degree in Finance and Management from New York University

         Jeremy Diamond was employed on March 1, 2002. Mr. Diamond is an Executive Vice President of Annaly and FIDAC. From 1990 to March of 2002, he was President of Grant's Financial Publishing, a financial research company, and publisher of Grant's Interest Rate Observer. In addition to his responsibilities as principal business executive, Mr. Diamond conducted security analysis and financial market research. From 1999-2002, he was also the chief executive officer of Grant's Investor. Mr. Diamond began his career as an analyst in the investment banking group at Lehman Brothers. Mr. Diamond has a Master's Degree in Business Administration.

         R. Nicholas Singh was employed on February 14, 2005. From 2001 until he joined Annaly, he was a partner in the law firm of McKee Nelson LLP. From 1997 to 2001, he was an associate and then a partner in the law firm of Sidley Austin Brown & Wood LLP. Mr. Singh has a Bachelors Degree from Carleton College, a Masters Degree from Columbia University and a J.D. from American University.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                            AND MANAGEMENT OF ANNALY
--------------------------------------------------------------------------------

         The following table sets forth certain information as of April 7, 2005 relating to the beneficial ownership of our common stock by (i) all persons that we know beneficially own more than 5% of our outstanding common stock, (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group. We do not know of any person who beneficially owns more than 5% of our outstanding common stock. Knowledge of the beneficial ownership of our common stock is drawn from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Securities Act of 1934, as amended. Except as otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder.

                        BENEFICIAL OWNER                NUMBER         PERCENT
--------------------------------------------------------------------------------
Michael A.J. Farrell(1)                                  2,134,867      1.76%
Wellington J. Denahan-Norris(2)                            517,538        *
Kathryn F. Fagan(3)                                        146,613        *
Jennifer S. Karve(4)                                       155,632        *
James P. Fortescue(5)                                       72,261        *
Kevin P. Brady(6)                                           53,402        *
Spencer I. Browne(7)                                        46,558        *
Jonathan D. Green(8)                                        54,502        *
John Lambiase(9)                                            71,002        *
Donnell A. Segalas(10)                                      56,852        *
E. Wayne Nordberg(11)                                       10,450        *
Other executive officers as a group.                       161,850        *
All executive officers and directors as a group
    (16 persons) (1)(2)(3)(4)(5)(6)                      3,481,527      2.87%
       (7)(8)(9)(10)(11)(12)

* Represents beneficial ownership of less than one percent of the common stock.

(1) Includes 222,813 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Farrell that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date, and 1,912,054 shares of restricted stock with respect to which Mr. Farrell has voting power but no investment power.

(2) Includes 170,947 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Denahan-Norris that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date, and 346,591 shares of restricted stock with respect to which Ms. Denahan-Norris has voting power but no investment power.

(3) Includes 45,813 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Fagan that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date, and 100,800 shares of restricted stock with respect to which Ms. Fagan has voting power but no investment power.

(4) Includes 48,040 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Karve that were exercisable as of April 7, 2005, and 107,592 shares of restricted stock with respect to which Ms. Karve has voting power but no investment power.

(5) Includes 16,875 shares of common stock subject to options granted under the Incentive Plan to Mr. Fortescue that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date, and 55,386 shares of restricted stock with respect to which Mr. Fortescue has voting power but no investment power.

(6) Includes 20,752 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Brady that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date. Includes 1.500 shares of common stock held by certain members of Mr. Brady's immediate family.

(7) Includes 10,000 shares of common stock subject to options granted under the Incentive Plan to Mr. Browne that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date.

(8) Includes 33,252 shares of common stock subject to options granted under the Incentive Plan to Mr. Green that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date.

(9) Includes 26,002 shares of common stock subject to options granted under the Incentive Plan to Mr. Lambiase that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date.

(10) Includes 32,752 shares of common stock subject to options granted under the Incentive Plan to Mr. Segalas that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date. Includes 1,250 shares of common stock held by certain members of Mr. Segalas' immediate family.

(11) Includes 1,250 shares of common stock subject to options granted under the Incentive Plan to Mr. Nordberg that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date.

(12) Includes 35,000 shares of common stock subject to options granted under the Incentive Plan that were exercisable as of April 7, 2005 or have or will first become exercisable within 60 days after such date.

         At December 31, 2004, Mr. Farrell, Mrs. Denahan-Norris-Norris, Ms. Fagan, Mrs. Karve, and Mr. Fortescue, held 1,912,054, 346,591, 100,800, 107,592, and 55,386 shares of restricted stock, respectively, with values (based on the closing market price of our common stock on December 31, 2004, which was $19.62 per share) of $37,514,500, $6,800,115, $1,977,696, $2,110,955 and $1,086,673
respectively. We pay dividends on the restricted stock and when and as paid on our common stock.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

         The table below sets forth the aggregate compensation we paid or accrued during our fiscal years ended December 31, 2004, 2003, and 2002, to our Chief Executive Officer and our four highest paid other executive officers serving in their positions at December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION(1)       LONG-TERM COMPENSATION AWARDS
                                                      ----------------------------------------------------------------
                                                                                       RESTRICTED       SECURITIES
               NAME AND                                                                  STOCK          UNDERLYING
          PRINCIPAL POSITION                  YEAR           SALARY        BONUS         AWARDS           OPTIONS
----------------------------------------------------------------------------------------------------------------------

Michael A.J. Farrell                          2004         $2,430,000    $2,127,500        $0             150,000
  Chairman of the Board, Chief                2003         $2,430,000      $420,798        $0             200,000
  Executive Officer, and President            2002         $2,391,250      $850,000        $0                0

Wellington J. Denahan-Norris                  2004         $1,945,000    $1,698,550        $0             150,000
  Vice Chairman and                           2003         $1,945,000      $775,678        $0             150,000
  Portfolio Manager                           2002         $1,913,959      $750,000        $0                0

Kathryn F. Fagan                              2004           $984,000      $851,000        $0             50,000
  Chief Financial Officer and                 2003           $984,000      $368,319        $0             50,000
  Treasurer                                   2002           $949,750      $250,000        $0                0

Jennifer S. Karve                             2004           $984,000      $851,000        $0             50,000
  Executive Vice President and                2003           $984,000      $368,319        $0             50,000
  Secretary                                   2002           $948,016      $250,000        $0                0

James P. Fortescue                            2004           $500,000      $408,250        $0             20,000
   Senior Vice President and                  2003           $500,000      $250,000        $0             20,000
   Repurchase Agreement Manager               2002           $491,667      $200,000        $0                0

(1) None of the executive officers received perquisites or personal benefits, securities or property that totaled the lesser of either $50,000 or 10% of his or her salary plus bonus payments. Bonuses were paid in January 2005.

--------------------------------------------------------------------------------
                                  OPTION GRANTS
--------------------------------------------------------------------------------

         The following table sets forth certain information regarding options granted during the calendar year 2004 to our named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------- --------------------------------
                                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED RATES OF STOCK PRICE
                                  INDIVIDUAL GRANTS                                      APPRECIATION FOR OPTION TERM
--------------------------------------------------------------------------------------- --------------------------------
                                              PERCENT OF
                            NUMBER OF       TOTAL OPTIONS    EXERCISE
                            SECURITIES        GRANTED TO      OF BASE
                            UNDERLYING       EMPLOYEES IN      PRICE      EXPIRATION
         NAME             OPTION/GRANTED     FISCAL YEAR      ($/SH)        DATE(E)        5% ($)          10% ($)
----------------------- ------------------- --------------- ------------ -------------- -------------- -----------------
Michael A.J. Farrell        150,000(1)          23.9%         $17.39       4/19/2014     $1,640,472       $4,157,277
----------------------- ------------------- --------------- ------------ -------------- -------------- -----------------
Wellington J.
Denahan-Norris              150,000(1)          23.9%         $17.39       4/19/2014     $1,640,472       $4,157,277
----------------------- ------------------- --------------- ------------ -------------- -------------- -----------------
Kathryn F. Fagan             50,000(1)           8.0%         $17.39       4/19/2014      $546,824        $1,385,759
----------------------- ------------------- --------------- ------------ -------------- -------------- -----------------
Jennifer S. Karve            50,000(1)           8.0%         $17.39       4/19/2014      $546,824        $1,385,759
----------------------- ------------------- --------------- ------------ -------------- -------------- -----------------
James P. Fortescue           20,000(1)           3.2%         $17.39       4/19/2014      $218,730         $554,304
----------------------- ------------------- --------------- ------------ -------------- -------------- -----------------

(1) We granted each of these options pursuant to our Incentive Plan on April 19, 2004. These options vest in four equal installments on April 19, 2005, 2006, 2007, and 2008.

--------------------------------------------------------------------------------
                         EXERCISES AND VALUES OF OPTIONS
--------------------------------------------------------------------------------

         The following table sets forth certain information regarding options exercised during the calendar year 2004, and held at year end, by our named executive officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                                     NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED           IN-THE-MONEY
                                     SHARES                            OPTIONS AT FY-END          OPTIONS AT FY-END
                                   ACQUIRED ON                                (#)                       ($)(1)
                                    EXERCISE      VALUE REALIZED         EXERCISABLE/                EXERCISABLE/
             NAME                      (#)            ($)(1)             UNEXERCISABLE              UNEXERCISABLE
-------------------------------- ---------------- ---------------- -------------------------- ---------------------------

Michael A.J. Farrell                  --               --               185,313/300,003          $1,618,759/$247,500

Wellington J. Denahan-Norris          --               --               133,271/264,226          $1,152,481/$520,125

Kathryn F. Fagan                      15,000         $165,770            33,313/87,500            $256,867/$173,375

Jennifer S. Karve                      7,100          $34,393            35,540/87,500             $296,530/164,193

James P. Fortescue                    --               --                11,875/35,000              $85,100/69,350

-----------------------

(1) Based on the closing sale price of our common stock on the New York Stock Exchange on December 31, 2004 of $19.62 per share.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         This section discusses certain direct and indirect relationships and transactions involving us and any director or executive officer. A. Alexandra Denahan, our controller, is the sister of Wellington J. Denahan-Norris, our Vice Chairman of the Board and Chief Investment Officer. A. Alexandra Denahan, is employed by us and earns compensation in excess of $60,000 annually. Paul Norris, husband of Wellington J. Denahan-Norris, was employed by us during 2004 and earned compensation in excess of $60,000. Mr. Norris currently provides us computer consulting services and may earn in excess of $60,000 during 2005. We have paid Daniel Fagan, husband of Kathryn F. Fagan, our chief financial officer, commissions aggregating less than $60,000 in 2004 in connection with our acquisition of mortgage-backed securities in transactions where Mr. Fagan acted as a broker. Ravi Karve, husband of Jennifer Karve, our Executive Vice President, was employed by us for a portion of 2004 as an information technology manager and earned in excess of $60,000. Matthew J. Lambiase, the son of our director, John A. Lambiase, is employed by us as Executive Vice President, Sales, and earns compensation in excess of $60,000 annually.

--------------------------------------------------------------------------------
           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

         Our compensation committee is comprised solely of the following non-employee directors: Messrs. Browne, Green, and Segalas. None of them has served as an officer or employee of us or any affiliate or has any other business relationship or affiliation with us, except his service as a director.

--------------------------------------------------------------------------------
                      EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------

         We have adopted the Incentive Plan for executive officers, key employees and nonemployee directors. The Incentive Plan authorizes the compensation committee of our board of directors to grant awards, including incentive stock options, or ISOs, as defined under Section 422 of the Internal Revenue Code, or Code, and options not so qualified, NQSOs. The Incentive Plan authorizes the granting of options or other awards for an aggregate of the greater of 500,000 shares or 9.5% of the outstanding shares of our common stock.

         The following table provides information as of December 31, 2004, concerning shares of our common stock authorized for issuance under our existing Incentive Plan.

                                                                                               NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                                                                              FUTURE ISSUANCE UNDER
                                  NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE EXERCISE        INCENTIVE PLAN
                                   ISSUED UPON EXERCISE OF         PRICE OF OUTSTANDING       (EXCLUDING PREVIOUSLY
        PLAN CATEGORY                OUTSTANDING OPTIONS                  OPTIONS                    ISSUED)

Incentive Plan approved by                1,645,721                       $15.66                   9,874,264(1)
   shareholders

Incentive Plan not approved
   by shareholders                            --                            --                          --
----------------------------------------------------------------------------------------------------------------------
Total                                     1,645,721                       $15.66                    9,874,264
                                          =========                       ======                    =========

---------------

(1) The Incentive Plan authorizes the granting of options or other awards for an aggregate of the greater of 500,000 or 9.5% of the outstanding shares on a fully diluted basis of our common stock. (121,263,000 x 9.5% - 1,645,721).

--------------------------------------------------------------------------------
              EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-OF-CONTROL ARRANGEMENTS
--------------------------------------------------------------------------------

         We currently have employment agreements with Mr. Farrell, Ms. Denahan-Norris, Ms. Fagan, Ms. Karve, and Mr. Fortescue. Each employment agreement provides for annual base salaries and bonus payments to Mr. Farrell, Ms. Denahan-Norris, Ms. Fagan, Ms. Karve and Mr. Fortescue based upon our book value. Each agreement commenced when we acquired FIDAC on June 4, 2004, has an initial two year term and is automatically extended for one year at the end of the term unless we provide (or the officer provides) written notice to the contrary. Mr. Farrell's employment agreement provides for an annual base salary and bonus equal to 0.25% of our book value, Ms. Denahan-Norris's employment agreement provides for an annual base salary and bonus equal to 0.20% of our book value. Ms. Fagan's and Ms. Karve's employment agreements each provide for annual base salaries and bonuses equal to 0.10% of our book value. Mr. Fortescue's employment agreement provides for an annual base salary and bonus of 0.050% of our book value. Our book value is defined in the employment agreements as the aggregate amounts reported on our balance sheet as "Stockholders' Equity," excluding any adjustments for valuation reserves (i.e., changes in the value of our portfolio of investments as a result of mark-to-market valuation changes).

         Mr. Farrell's employment agreement provides for an annual base salary of $2,400,000. Mrs. Denahan-Norris' employment agreement provides for an annual base salary of $1,900,000. The employment agreements of Mrs. Fagan and Mrs. Karve provide for an annual base salary of $972,000 for each employee. Mr. Fortescue's employment agreement provides for an annual base salary of $500,000. In addition, all bonuses paid under these employment agreements are subject to the discretion of our compensation committee.

         Pursuant to the employment agreements, the executive officers are also entitled to participate in our benefit plans, including the Incentive Plan. In addition, our board of directors has established a bonus incentive compensation plan for our executive officers. This program permits our board of directors, in its discretion, to award cash bonuses annually to our executive officers. Each employment agreement provides for the officer to receive his or her base salary and bonus compensation to the date of the termination of employment by reason of death, disability or resignation and to receive base compensation to the date of the termination of employment by reason of a termination of employment for cause as defined in the employment agreement. Each employment agreement also provides for the subject officer to receive, in the event that we terminate the officer's employment without cause, or if the officer resigns for "good reason", an amount, 50% payable immediately and 50% payable in monthly installments over the succeeding twelve months, equal to three times the greater of the officer's combined maximum salary base and actual bonus compensation for the preceding fiscal year or the average for the three preceding years of the officer's combined actual base salary and bonus compensation. Section 280G of the Code may limit our ability to deduct these payments for Federal income tax purposes. In the event that any payments, distributions, or benefits provided or to be provided to the officer are determined to be subject to the excise tax imposed by Section 4999 of Code, he or she is entitled to receive a payment on an after-tax basis equal to the excise tax imposed. Each employment agreement also contains a "non-compete" provision prohibiting the officer from managing, controlling, participating in or operating a competing REIT for a period of one year following termination of employment following our termination of the officer without cause or resignation of the subject officer for "good reason." In addition, all outstanding options and other awards granted to an officer under our Incentive Plan immediately vest upon his or her termination without cause or termination for "good reason." "Good reason" under the employment agreements includes certain events resulting in a change of control of us. "Change of Control" includes a merger or consolidation of us, a sale of all or substantially all of our assets, changes in the identity of a majority of the members of our board of directors (other than due to the death, disability or age of a director) or acquisitions of more than 9.8% of the combined voting power of our capital stock, subject to certain limitations. Each agreement requires that the officer act in accordance with provisions of Maryland law relating to corporate opportunities.

         SET FORTH BELOW IS THE REPORT OF OUR COMPENSATION COMMITTEE, A GRAPH DEPICTING OUR PERFORMANCE AND THE REPORT OF THE AUDIT COMMITTEE WITH RESPECT TO OUR AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004. THE INFORMATION CONTAINED IN THESE THREE SECTIONS OF THIS PROXY SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATES BY REFERENCE IN SUCH FILING.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

         The compensation structure for our executive officers and directors has been developed with consideration for the following objectives:

         INCENTIVES FOR MANAGEMENT TO MAXIMIZE PERFORMANCE. We have designed our compensation policy in an effort to provide the proper incentives to management to maximize our performance in order to serve the best interests of our stockholders. We have sought to achieve this objective through the granting of stock options under the Incentive Plan, the award of compensation pursuant to our bonus incentive compensation program, and employment agreements with our executive officers where compensation is dependent upon our book value.

         To date, our executive officers, pursuant to the Incentive Plan, have been granted options to purchase, in the aggregate, 1,682,801 shares of common stock with exercise prices ranging from $4.00 to $17.97. These options vest in equal installments over four, five or ten year periods from the date of grant.

         Our board of directors also has adopted a bonus incentive compensation program for executive officers. This program permits the compensation committee, in its discretion, to award bonuses to our officers and employees based upon individual performance, our overall performance, or such other factors as the compensation committee determines to be appropriate. Bonuses may be paid in the form of cash, stock options or other forms of compensation as determined appropriate by the compensation committee. In 2004, bonuses were awarded in the form of cash and were paid in January 2005. The primary factor considered in these awards was our performance and growth during 2004 in view of the interest rate environment and the overall economy.

         Pursuant to employment agreements entered into between us and our executive officers, base compensation and bonus for the officers is calculated as a percentage of our book value. Any bonus paid, however, is subject to the discretion of the compensation committee. This arrangement was established based upon our view that successful performance by our management would result in our ability to raise additional capital.

         LONG-TERM COMMITMENT OF MANAGEMENT. The committee believes that the long-term commitment of its current management team is a crucial factor in our future performance. This team includes Mr. Farrell, Ms. Denahan-Norris and Ms. Karve, who have worked together at FIDAC since March 1995 and with us since our incorporation in November 1996 and our commencement of operations in February 1997, and Ms. Fagan, who has worked with us since

April 1997. In an effort to ensure the long-term commitment of its management team, we, with the approval of our board of directors entered into employment agreements with Mr. Farrell, Ms. Denahan-Norris, Ms. Fagan, Ms. Karve and Mr. Fortescue. Each of these agreements provides for a term through December 31, 2005 with automatic one-year extensions unless we or the officer provides written notice to the contrary.

         Consistent with the foregoing, we have structured our executive compensation policies with the goal of promoting the long-term commitment of management. In addition, as indicated above, over 99% of the stock options granted by us since inception have been options with vesting periods of three, four and five years.

         COMPARABILITY WITH COMPETITORS' COMPENSATION STRUCTURES. In assisting us to develop guidelines for our compensation structure, including the bonus incentive program, we engaged a compensation consultant in 2003 to examine the compensation structures of other publicly held mortgage REITs and other publicly held companies in the financial services industry. We continue to believe our management compensation structure is consistent, generally, with the management compensation structure of comparable companies. We intend to continue to monitor whether our compensation structure is consistent with the compensation structure of its competitors.

         CEO COMPENSATION. Mr. Farrell's total compensation for 2004 was established pursuant to his employment agreement which is described under the caption "Employment Agreements, Termination of Employment and Change-Of-Control Arrangements." Mr. Farrell's compensation was established using substantially the same criteria used to determine compensation levels for our other executive officers which are discussed in this report. Effective January 1, 2002, Mr. Farrell's salary was set at $2,430,000. For 2004, we determined to pay Mr. Farrell a bonus of $2,127,500 (which was paid in January 2005). Mr. Farrell's compensation for 2004 was related to our progress over the last year in achieving strong financial results and his commitment for us to be a leader in integrity and corporate governance.

         DEDUCTIBILITY OF EXECUTIVE OFFICER COMPENSATION. Section 162(m) of the Internal Revenue Code denies a tax deduction for compensation in excess of $1 million paid to our Chief Executive Officer and our four other most highly compensated officers, unless the compensation is paid under a program that has satisfied stockholder approval requirements and the compensation is "performance-based." Currently, the employment agreements of these officers do not contain performance-based criteria and the compensation program has not been approved by our stockholders. As a result, portions of the compensation we pay is subject to the $1 million deduction limitation because it is not considered performance-based within the meaning of Section 162(m).

         During 2004, the compensation committee spent significant portions of its meetings to determine whether we should take steps to permit us to deduct compensation in excess of $1 million. As noted above, the compensation committee has traditionally believed that it is in the best interests of us and our stockholders that the overall compensation of our officers be calculated as a percentage of book value. Nevertheless, in view of the non-deductability of a portion of the compensation we pay, the compensation committee is reviewing its policies to determine whether we should in the future add performance-based criteria to executive compensation. As a result, the committee is in favor of the stockholders approving the Executive Performance Plan should it determine to seek to add performance-based criteria to executive compensation. Adding performance-based criteria will require amending the existing employment agreements of the applicable employees.

         COMPENSATION OF NON-EMPLOYEE DIRECTORS. Upon the recommendation of our compensation consultant, we granted to each of our non-employee directors during 2004 options to purchase 1,250 shares vesting immediately and options to purchase 15,000 shares vesting over five years.

         The foregoing report has been furnished by the current members of the compensation committee:

           Spencer I. Browne     Jonathan Green     Donnell A. Segalas

--------------------------------------------------------------------------------
                              PERFORMANCE ANALYSIS
--------------------------------------------------------------------------------

         The following graph provides a comparison of our cumulative total stockholder return and the cumulative stockholder return of the Standard & Poor's Composite-500 Stock Index, or S&P 500, and the BBG REIT Mortgage Index, BBG Index, an industry index of 11 tax-qualified mortgage REITs. The comparison is for the period from December 31, 1999 to December 31, 2004 and assumes the reinvestment of any dividends. The initial price of our common stock shown in the graph below is based upon the price to public of $8.75 on December 31, 1999. Upon written request, we will provide stockholders with a list of the REITs included in the BBG Index. The historical information set forth below is not necessarily indicative of future performance.



                               [GRAPHIC OMITTED]



                             12/31/1999    12/31/2000    12/31/2001    12/31/2002     12/31/2003     12/31/2004
                           --------------------------------------------------------------------------------------

Annaly                              100           113           190           239            253            282

S&P 500 Index                       100            86            70            44             70             82

BBG Reit Index                      100           106           155           178            207            236

--------------------------------------------------------------------------------
                               THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

         Since our inception, we have had an audit committee composed entirely of non-employee directors. The members of the audit committee meet the independence and experience requirements of the New York Stock Exchange. The board of directors has determined that Mr. Brady is the audit committee financial expert and is an independent director within the meaning of the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange. In 2004, the Committee met four times. The audit committee has adopted a written charter outlining the practices it follows. A full text of our audit committee charter is set forth in Appendix I to this proxy statement. Any changes in the charter or key practices will be reflected on our website at www.annaly.com.

         During the year 2004, at each of its meetings, the audit committee met with the Chief Financial Officer and our independent registered public accounting firm. The audit committee's agenda is established by the audit committee's chairman. The audit committee engaged Deloitte & Touche LLP as our independent registered public accounting firm and reviewed with our financial manager and the independent registered public accounting firm, overall audit scope and plans, the results of internal and external audit examination, evaluations by the registered public accounting firm of our internal controls and the quality of our financial reporting.

         The audit committee has reviewed and discussed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the audit committee asked for and received management's representations that our audited financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, and have expressed to both management and registered public accounting firm their general preference for conservative policies when a range of accounting options is available.

         In its meetings with representatives of the independent registered public accounting firm, the audit committee asks them to address, and discusses their responses to several questions that the audit committee believes are particularly relevant to its oversight. These questions include:

         o Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the registered public accounting firm themselves prepared and been responsible for the financial statements?

         o Based on the registered public accounting firm' experience, and their knowledge of us, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

         o Based on the registered public accounting firm' experience, and their knowledge of us, have we implemented internal controls and internal audit procedures that are appropriate?

         The audit committee believes that, by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

         The audit committee also discussed with the independent registered public accounting firm other matters required to be discussed by the registered public accounting firm with the audit committee under the standards of Public Company Accounting Oversight Board (United Statess) (required communication with audit committees). The audit committee received and discussed with the registered public accounting firm their annual written report on their independence from us and our management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the registered public accounting firm whether the provision of non-audit services is compatible with the registered public accounting firm' independence.

         In performing all of these functions, the audit committee acts only in an oversight capacity and, necessarily, in its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles and on the effectiveness of our internal controls over financial reporting as of year end.

         In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the audit committee has recommended to our board of directors, and our board of directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by the current members of the audit committee:

           Kevin P. Brady     Jonathan D. Green     E. Wayne Nordberg

--------------------------------------------------------------------------------
                                   PROPOSAL II
          RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The accounting firm of Deloitte & Touche LLP, or D&T, has served as our independent registered public accounting firm since our formation in November 1996. During this time, it has performed accounting and auditing services for us. We expect that representatives of D&T will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of D&T is not ratified, our audit committee will reconsider the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2005.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         In addition to performing the audit of our financial statements, D&T provided audit-related services for us during 2004. The aggregate fees billed for 2004 and 2003 for each of the following categories of services are set forth below:

         AUDIT FEES: The aggregate fees billed by D&T for audit and review of our 2004 financial statements were $337,100. The aggregate fees anticipated for the audit of the Company's internal control over financial reporting were $175,000. The aggregate fees billed by D&T for audit and review of our 2003 financial statements were $277,750.

         AUDIT-RELATED FEES: The aggregate fees billed by D&T for audit related services during 2004 were $233,200. The aggregate fees billed by D&T for audit related services during 2003 were $180,000. The audit related services in 2004 and 2003 principally included due diligence and accounting consultation relating to our public offerings.

         TAX FEES: D&T did not perform tax services for us during 2004. The fees billed by D&T for tax services during 2003 were $7,000. Fees for tax services include tax compliance, tax advice, and tax planning for 2003.

         ALL OTHER FEES: Fees for all other services to D&T not described above totaled $0 for 2004 and $0 for 2003.

         The audit committee has also adopted policies and procedures for pre-approving all non-audit work performed by D&T after January 1, 2003. Specifically, the audit committee pre-approved the use of D&T for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; employee benefit plan audits; and reviews and procedures that we request D&T to undertake to provide assurances on matters not required by laws or regulations. In each case, the audit committee also set a specific annual limit on the amount of such services which we would obtain from D&T, and required management to report the specific engagements to the audit committee on a quarterly basis, and also obtain specific pre-approval from the audit committee for any engagement over five percent of the total amount of revenues estimated to be paid by us to D&T during the then current fiscal year. Our audit committee approved the hiring of D&T to provide all of the services detailed above prior to D&T's engagement.

--------------------------------------------------------------------------------
                                  PROPOSAL III
                   APPROVAL OF THE EXECUTIVE PERFORMANCE PLAN
--------------------------------------------------------------------------------

         Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that in order for compensation in excess of $1,000,000 paid in any year to any "covered employee" (defined by 162(m) of the Code as a company's chief executive officer or any of such company's four other most highly compensated executive officers named in the proxy statement) to be deductible by the company, such compensation must qualify as "performance-based." Our board of directors has determined that it is in the best interests of our shareholders that it adopt, subject to stockholder approval, an Executive Performance Plan under which covered employees (as they may be constituted from time to time) would be eligible for performance-based compensation which would be exempt from the limitations of Section 162(m). A full text of the Executive Performance Plan is set forth in Appendix II to this proxy statement.

         Our existing employment agreements with our covered employees do not contain performance-based criteria. As a result, a portion of the compensation we pay to these officers is not deductible by us. We will need to renegotiate their employment agreements and include performance-based criteria before we will be able to deduct compensation in excess of $1 million a year.

         The compensation committee will administer the Executive Performance Plan and has the responsibility of designating eligible participants and establishing specific "performance targets" for each participant in the plan. The performance targets may be based on one or more of the following business criteria (which are defined in Section 2 of the plan), or on any combination thereof: net income; return on equity; return on assets; earnings per share; revenue; and threshold return. The criteria may be on a consolidated basis or may be with respect to the performance of one or more of our subsidiaries.

         The targets must be established not later than 90 days after the beginning of the period of service to which the targets relate and while the performance relative to the target remains "substantially uncertain" within the meaning of Section 162(m). The performance measurement periods are typically a single fiscal year, but may include more than one fiscal year, such as from January 1, 2006 through December 31, 2010.

         The compensation committee shall determine whether the applicable performance targets have been met, and in doing so, will eliminate, in whole or in part, in any manner specified by it at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items: (1) changes in accounting principles that become effective during the performance period; (2) extraordinary, unusual or infrequently occurring events reported in our public filings, excluding early extinguishment of debt, and (3) the disposition of a business, in whole or in part. The compensation committee may, however, provide at the time the performance targets are established that one or more of these adjustments will not be made as to a specific award or awards. Each of the adjustments described in this paragraph may relate to us as a whole or any part of our business or operations, as determined by the compensation committee at the time the performance targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the compensation committee. Finally, adjustments will be made as necessary to any business criteria related to our stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.

         We expect that the compensation committee will establish specific annual performance targets that must be met in order for annual bonuses to be paid under the Executive Performance Plan to executive officers subject to
Section 162(m). Concurrently with the selection of performance targets, the compensation committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. Under the Executive Performance Plan, the maximum cash bonus for each fiscal year may not exceed $15,000,000 for the Chief Executive Officer, or $10,000,000 for other participants.

         Over the five-year term of the Executive Performance Plan, the maximum per participant amounts are thus $75,000,000 for the Chief Executive Officer and $50,000,000 for any other participant (excluding restricted stock and restricted stock unit awards, described below).

         The compensation committee may not waive the basic performance target as to the business criterion chosen for any particular period. All bonuses generally are expected to be paid in cash or cash equivalents, although the compensation committee may authorize payment in stock or stock units of equivalent market value in its discretion. The Executive Performance Plan also permits the grant to eligible employees of restricted stock or restricted stock units that are intended to qualify as performance-based compensation under
Section 162(m). In general, restricted stock is a grant of stock that is subject to forfeiture if specified vesting requirements are not satisfied; and restricted stock units are awards denominated in our shares which are payable to a participant in cash or our shares upon satisfaction of specific conditions set by the compensation committee.

         No new restricted shares are being authorized in connection with the adoption of the Executive Performance Plan. Grants of restricted stock would be made as combined grants under the Executive Performance Plan and under our Incentive Plan and would be counted against the aggregate share limitations included in the Incentive Plan.

         The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the board of directors or the compensation committee, but no amendment will be effective without board of directors and/or shareholder approval if such approval is required to satisfy the requirements of
Section 162(m).

         The compensation committee has not established any performance targets for cash bonuses for fiscal year 2005. The compensation committee believes that specific performance targets will constitute confidential business information, the disclosure of which could adversely affect us. As a result, the compensation committee does not intend to disclose specific performance targets under the Executive Performance Plan. Presently, no employees have been designated to participate in the Executive Performance Plan, and as a result, the amounts that we will pay under the plan for future years are not yet determinable.

         The Executive Performance Plan is not exclusive. We may and do pay cash and other bonuses and other compensation to our named officers and other officers under other authority of the board of directors or applicable law and reserve the right to issue restricted stock, restricted stock units and other securities under the Incentive Plan that are not covered by the Executive Performance Plan. You are not being asked at the meeting to approve any such other compensation. If the Executive Performance Plan is not approved by our shareholders, any cash bonuses for future fiscal years for named executive officers would not be deductible under Section 162(m) to the extent that (when combined with other non-exempt compensation paid) they exceed the $1,000,000 individual limit on non-exempt compensation paid to our named executive officers.

         The board of directors believes, in general, that it is desirable and in the best interest of us and our shareholders to enable the Executive Performance Plan to comply with the requirements of Section 162(m), while retaining the flexibility to make compensation decisions that may not meet Section 162(m) standards in appropriate cases. The board of directors believes that the Executive Performance Plan provides important incentives that complement the prospect of linking in the future significant portions of executive compensation to the Company's performance. The Executive Performance Plan also serves the Company's interests by granting the compensation committee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive's annual bonus within the maximum limits imposed.

         FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS, WITH MR. FARRELL AND MS. DENAHAN-NORRIS ABSTAINING, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE EXECUTIVE PERFORMANCE PLAN.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         We believe that, during the fiscal year ended December 31, 2004, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, applicable to our officers, directors and beneficial owners of more than ten percent of our common stock were complied with on a timely basis.

--------------------------------------------------------------------------------
                               ACCESS TO FORM 10-K
--------------------------------------------------------------------------------

         ON WRITTEN REQUEST, WE WILL PROVIDE WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL HOLDER OF OUR COMMON STOCK AS OF MARCH 25, 2005 A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD ADDRESS YOUR REQUEST TO INVESTOR RELATIONS, ANNALY MORTGAGE MANAGEMENT, INC., 1211 AVENUE OF THE AMERICAS, SUITE 2902, NEW YORK, NEW YORK 10036 OR EMAIL YOUR REQUEST TO US AT INVESTOR@ANNALY.COM.

         We make available on our website, www.annaly.com, under "Financial Reports & SEC Filings," free of charge, our annual reports on Form 10-K, quarterly reports on From 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         For a stockholder proposal to be included in the proxy statement for our 2006 annual meeting, including a proposal for the election of a director, the proposal must have been received by us at our principal offices no later than December 15, 2005.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         As of the date of this proxy statement, the board of directors does not know of any matter that will be presented for consideration at the annual meeting other than as described in this proxy statement.

--------------------------------------------------------------------------------
                       WHERE YOU CAN FIND MORE INFORMATION
--------------------------------------------------------------------------------

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC's public reference room at Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

         Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the SEC at http://www.sec.gov. Reports, proxy statements and other information concerning us may also be inspected at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

                                   APPENDIX I

                             AUDIT COMMITTEE CHARTER

                             AUDIT COMMITTEE CHARTER

         This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Annaly Mortgage Management, Inc (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend and proposed changes for the Board of approval.

ROLE AND INDEPENDENCE: ORGANIZATION

         The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgement. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial expertise, all as set forth in the applicable rules of the New York Stock Exchange and to the extent required by the rules of the Securities and Exchange Commission. No member may serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company's annual proxy statement. The Committee shall maintain free and open communication with independent registered public accounting firm and the Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control, and financial reporting practices brought to its attention, with full access to all Company books, records, facilities, and personnel. The Committee shall also annually review its own performance. The Committee may retain outside counsel, registered public accounting firm, or other advisors.

         One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent registered public accounting firm.

         RESPONSIBILITIES

         Although the Committee may wish to consider other duties from times to time, the general recurring activities of the Committee in carrying out its oversight rolls are described below. The Committee shall be responsible for:

                                    APP I-1

[ ] The sole responsibility to retain and terminate the Company's independent registered public accounting firm (subject to shareholder ratification for the hiring or retention) to audit the financial statements of the Company. Such registered public accounting firm are ultimately accountable to the board and the Committee, as representatives of the shareholders.

[ ] Evaluating, together with the Board and management, the performance of the independent registered public accounting firm including reviewing and evaluating the qualifications, performance, and independence of the lead partner of the independent registered public accounting firm.

[ ] Obtaining annually from the independent registered public accounting firm a formal written statement describing all relationships between the registered public accounting firm and the Company, consistent with the Independence Standards Board Standards Number 1. The Committee shall actively engage in a dialogue with the independent registered public accounting firm with respect to any relationships that may impact the objectivity and independence of the registered public accounting firm and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the registered public accounting firm' independence.

[ ] Establishing policies and procedures for the engagement of the independent registered public accounting firm to provide permissible non-audit services, which shall include pre-approval of permissible non-audit services to be provided by the independent registered public accounting firm. The Committee shall approve in advance all permissible non-audit services to be provided by the independent registered public accounting firm.

[ ] Reviewing the audited financial statements and discussing them with management and the independent registered public accounting firm. Included in these discussions, would be the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation," to be included in the Form 10K. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), the clarity of the financial statements and other such inquiries as the Committee or the independent auditions shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10K.

[ ] Meet separately with independent registered public accounting firm and the person responsible for the internal audit function. The separate sessions are intended to be more productive in identifying any issues warranting Committee attention than joint sessions with management.

[ ] Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

                                    APP I-2

[ ] Overseeing the relationship with the independent registered public accounting firm, including discussing with the registered public accounting firm the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the registered public accounting firm full access to the Committee (and the Board) to report on any and all appropriate matters.

[ ] Discussing with a representative of management and the independent registered public accounting firm: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent registered public accounting firm. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

[ ] Overseeing internal audit activities, including discussing with management the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

[ ] Discussing with management and the independent registered public accounting firm the quality and adequacy of the compliance with the Company's internal controls.

[ ] Discussing policies with respect to risk assessment and risk management, including discussing the steps management has taken to monitor and control risk exposure.

[ ] Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

[ ] Establishing procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

         The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent registered public accounting firm are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent registered public accounting firm have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                                    APP I-3

                                   APPENDIX II

                        ANNALY MORTGAGE MANAGEMENT, INC.
                           EXECUTIVE PERFORMANCE PLAN

                                    ARTICLE 1
                                     PURPOSE

         Annaly Mortgage Management, Inc. has adopted this Executive Performance Plan to promote its success by providing participating executives the opportunity to earn incentive compensation that qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time.

                                    ARTICLE 2
                             ADDITIONAL DEFINITIONS

SECTION 2.1       SPECIFIC TERMS.

         For purposes of the Plan, except where a different meaning is plainly required by the context,

         "APPLICABLE PERCENTAGE" means the number specified by the Committee with respect to a given Executive for a given Year or Years.

         "AVERAGE NET WORTH" means for any period the average of the net worth of the Company on a consolidated basis or of one or more of its subsidiaries at the end of each quarter during the period. For purposes of determining the Average Net Worth, the "net worth" means the difference between (i) the aggregate assets of the Company on a consolidated basis or of one or more of its subsidiaries, before reserves for depreciation, bad debts and other similar non-cash items, and (ii) the aggregate liabilities of the Company on a consolidated basis or of one or more of its subsidiaries.

         "AWARD" means an award under this Plan of a conditional opportunity to receive a Bonus if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period, or an award of Restricted Stock or Restricted Units the vesting of which will occur if the applicable Performance Target(s) is
(are) satisfied in the applicable Performance Period.

         "BONUS" means a cash payment (or the distribution of Shares or stock units as provided in Section 4.10 hereof) or a cash payment opportunity (or an opportunity to receive Shares or stock units) under the Plan, as the context requires.

         "BOOK VALUE" means the aggregate amounts reported as stockholders equity on the balance sheet of the Company or one of its subsidiaries as of the end of each fiscal year determined in accordance with generally accepted accounting principles but without taking into account any valuation reserves (i.e., changes in the value of the portfolio of investments as a result of mark-to-market valuation changes, referred to in the financial statements as "Accumulated Other Comprehensive Gain or Loss").

                                    APP II-1

         "BUSINESS CRITERIA" means any one or any combination of EPS, Net Income, Return on Assets, Return on Equity, Revenue and Threshold Return.

         "CHIEF EXECUTIVE OFFICER" means the person so designated by the Company.

         "CODE" means Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the the Company's Compensation Committee or such other committee as from time to time the Board of Directors may designate to administer the Plan in accordance with Section 3.1 and Section 162(m).

         "COMPANY" means Annaly Mortgage Management, Inc.

         "EPS" for any Year means diluted earnings per share of the Company on a consolidated basis or of one or more of its subsidiaries, as reported in the applicable financial statements for the Year.

         "EXECUTIVE" means a key employee (including any officer) of the Company or of a subsidiary who is a "covered employee" for purposes of Section 162(m) (or in the opinion of the Committee may become a "covered employee" during the applicable Performance Period or during any taxable year of the Company for which remuneration resulting from an Award may be deductible (without regard to Section 162(m)).

         "NET INCOME" for any Year means the consolidated net income of the Company on a consolidated basis or of one or more of its subsidiaries, as reported in the applicable financial statements for the Year.

         "PERFORMANCE PERIOD" means the Year or Years (or portions thereof) with respect to which the Performance Targets are set by the Committee.

         "PERFORMANCE TARGET(S)" means the specific objective goal or goals that are timely set in writing by the Committee pursuant to Section 4.2 for each Executive for the applicable Performance Period in respect of any one or more of the Business Criteria.

         "RESTRICTED STOCK" means an Award of Shares under Section 5 that are nontransferable and subject to forfeiture conditions and other restrictions on ownership until specific vesting conditions established by the Committee under the Award are satisfied.

         "RESTRICTED UNIT" means an Award under Section 5 of notional units of measurement that are denominated in Shares, payable to the Executive in cash or in Shares upon the satisfaction of specific conditions established by the Committee under the Award.

         "RETURN ON ASSETS" means Net Income divided by the average of the total assets of the Company on a consolidated basis or of one or more of its subsidiaries at the end of the four fiscal quarters of the Year, as reported in the applicable financial statements.

         "RETURN ON EQUITY" means the Net Income divided by the average of the common shareholders equity of the Company on a consolidated basis or of one or more of its subsidiaries

                                    APP II-2
at the end of each of the four fiscal quarters of the Year, as reported in the applicable financial statements.

         "REVENUE" for any Year means the revenue earned by the Company on a consolidated basis or by one or more of its subsidiaries, as reported in the applicable financial statements.

         "SECTION 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, as amended from time to time.

         "SHARES" means shares of common stock of the Company or any securities or property, including rights into which the same may be converted by operation of law or otherwise.

         "STOCK PLAN" means the Company's Long-Term Stock Incentive Plan, as amended, or any other stockholder approved stock incentive plan of the Company.

         "TEN-YEAR U.S. TREASURY RATE" means for any period the average of the weekly average yields to maturity for actively traded current coupon U.S. Treasury fixed interest rate securities (adjusted to a constant maturity of ten years) published by the Federal Reserve Board for each week during such period, or, if such rate is not published by the Federal Reserve Board, an Federal Reserve Bank or agency or department of the federal government selected by the Company. If the Company determines in good faith that the Ten-Year U.S. Treasury Rate cannot be calculated as provided above, then the rate shall be the arithmetic average of the per annum average yields to maturities, based upon closing asked prices on each business day during such period, for each actively traded marketable U.S. Treasury fixed interest rate security with a final maturity date not less than eight (8) nor more than twelve (12) years from the date of the closing asked prices as chosen and quoted for each business day in each such period in New York City by at least three recognized dealers in U.S. government securities selected by the Company.

         "THRESHOLD RETURN" means for any Year, a Return on Equity equal to the sum of (i) the Ten-Year U.S. Treasury Rate for such fiscal year plus (ii) the Applicable Percentage.

         "YEAR" means a fiscal year of the Company commencing on or after January 1, 2006 that constitutes all or part of the applicable Performance Period and ends no later than December 31, 2010.

SECTION2.2        ACCOUNTING TERMS.

         Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and included in the financial statements of the Company or its subsidiaries, as applicable.

                                    APP II-3

                                    ARTICLE 3
                           ADMINISTRATION OF THE PLAN

SECTION 3.1       THE COMMITTEE.

         The Plan shall be administered by a Committee consisting of at least three members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan who are "outside directors" within the meaning of Section 162(m).

SECTION 3.2       POWERS OF THE COMMITTEE.

         The Committee shall have the sole authority to establish and administer the Business Criteria and Performance Target(s) and the responsibility of determining from among the Executives those persons who will participate in and receive Awards under the Plan and, subject to the terms of the Plan, the amount or Shares under such Awards, and the time or times at which and the form and manner in which Awards will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the power to establish Business Criteria and Performance Target(s) with respect to the Company on a consolidated basis or with respect to one or more of the Company's subsidiaries. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Awards under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto.

SECTION 3.3       REQUISITE ACTION.

         A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

SECTION 3.4 EXPRESS AUTHORITY (AND LIMITATIONS ON AUTHORITY) TO CHANGE TERMS AND CONDITIONS OF AWARDS; ACCELERATION OR DEFERRAL OF PAYMENT.

         Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and compliance with
Section 162(m), the Committee shall have the authority to accelerate an Award (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for an Award (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of an Award after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)). Any deferred payment shall be subject to Section 4.9 and, if applicable, Section 4.10. In addition, and notwithstanding anything elsewhere in the Plan to the contrary, the Committee shall have the authority to provide under the terms of an

                                    APP II-4

Award that payment or vesting shall be accelerated upon the death or disability of an Executive, a change in control of the Company, or upon termination of the Executive's employment without cause or as a constructive termination, as and in the manner provided by the Committee, and subject to such provision not causing the Award to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

                                    ARTICLE 4
                                     BONUSES

SECTION 4.1       PROVISION FOR BONUS.

         Each participating Executive may receive a Bonus if the Performance Target(s) established by the Committee, relative to the applicable Business Criteria, are attained in the applicable Performance Period established by the Committee. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained, the Company may, in accordance with Section 4.7, pay a Bonus of less than the amount determined by the formula or standard established pursuant to
Section 4.2 or may pay no Bonus at all, unless the Committee otherwise expressly provides by written contract or other written commitment.

SECTION 4.2       SELECTION OF PERFORMANCE TARGET(S).

         The specific Performance Target(s) with respect to the Business Criteria shall be established by the Committee (i) during a period when the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m) and (ii) prior to the deadlines applicable under Section 162(m). The Performance Target(s) with respect to any Performance Period may be established on a cumulative basis or in the alternative, and may be established on a stand-alone basis with respect to the Company or on an a relative basis with respect to any peer companies or index selected by the Committee. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each participating Executive, and for any person who may become an Executive after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Executive if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.7,
6.1 and 6.7. The objective formula or standard shall preclude the use of discretion to increase the amount of any Bonus earned pursuant to the terms of the Award.

SECTION 4.3       MAXIMUM INDIVIDUAL BONUS.

         Notwithstanding any other provision hereof, no Executive shall receive Bonuses under the Plan for Performance Periods ending with or within any one Year in excess of $15 million ($10 million for Executives other than the Chief Executive Officer). The foregoing limits shall be subject to adjustments consistent with Section 3.4 in the event of acceleration or deferral.

                                    APP II-5

SECTION 4.4       SELECTION OF EXECUTIVES.

         For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who will participate in the Plan.

SECTION 4.5       TERMINATION OF EMPLOYMENT.

         If a participating Executive terminates employment prior to the payment of a Bonus, the Executive shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the Awards to that Executive or other written contract between the Company and the Executive.

SECTION 4.6 ADJUSTMENTS TO BUSINESS CRITERIA, PERFORMANCE TARGETS AND OTHER TERMS OF BONUSES.

         To preserve the intended incentives and benefits of an Award, the Committee shall apply the objective formula or standard with respect to the applicable Performance Target in a manner that eliminates the effects of the following: (i) the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period; (ii) the gain, loss, income or expense reported by the Company in its public filings with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence, excluding gains or losses on the early extinguishment of debt, as determined in accordance with Opinion No. 30 of the Accounting Principles Board, and (iii) the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business, in whole or in part. The Committee may, however, provide at the time the Performance Targets are established that one or more of the foregoing adjustments will not be made as to a specific Award. Each of the adjustments described in this Section 4.6 may relate to the Company as a whole or any part of the Company's business or operations, as determined by the Committee at the time the Performance Targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. In addition to the foregoing, the Committee shall adjust any Business Criteria, Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any Shares, to reflect a change in the Company's capitalization, such as a stock split or dividend, or a corporate transaction, such as a merger, consolidation, separation (including a spin-off or other distribution of stock or property), or a reorganization of the Company.

SECTION 4.7       COMMITTEE DISCRETION TO DETERMINE BONUSES.

         The Committee shall have the sole discretion to determine the standard or formula pursuant to which each Executive's Bonus shall be calculated (in accordance with Sections 4.1 and 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Executive, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or

                                    APP II-6
subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or
4.3 of the Plan or award a Bonus under this Plan if the applicable Performance Target(s) have not been satisfied.

SECTION 4.8       COMMITTEE CERTIFICATION.

         No Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

SECTION 4.9       TIME OF PAYMENT; DEFERRED AMOUNTS.

         Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under Section 4.8. Any such payment shall be in cash or cash equivalent or in such other form of equal value on such payment date (including Shares or share equivalents as contemplated by Section 4.10) as the Committee may approve or require, subject to applicable withholding requirements and, if applicable, Section 4.10. Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to compliance with Section 162(m) and to any prior written commitments and to any conditions consistent with Sections 3.4, 4.3, 4.10 and 6.7 that it deems appropriate), defer the payout or vesting of any Bonus and/or provide to Executives the opportunity to elect to defer the payment of any Bonus under a nonqualified deferred compensation plan and as contemplated by Section 4.10. In the case of any deferred payment of a Bonus after the attainment of the applicable Performance Target(s), any amount in excess of the amount otherwise payable shall be based on either Moody's Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments (including Shares) such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s).

SECTION 4.10      SHARE PAYOUTS OF BONUS.

         Any Bonus payable in Shares shall be pursuant to a combined Award under the Plan and the Stock Plan. The number of Shares or stock units (or similar deferred award representing a right to receive Shares) awarded in lieu of all or any portion of a Bonus shall be equal to the largest whole number of Shares which have an aggregate fair market value no greater than the amount of cash otherwise payable as of the date the cash payment of the Bonus would have been made. For this purpose, "fair market value" shall mean the average of the high and low prices of the Shares on such date. Any such Shares, stock units (or similar rights) shall thereafter be subject to adjustments for changes in corporate capitalization as provided in the Stock Plan. Dividend equivalent rights thereafter earned may be accrued and payable in additional stock units, cash or Shares or any combination thereof, in the Committee's discretion.

                                    APP II-7

                                    ARTICLE 5
                      RESTRICTED STOCK AND RESTRICTED UNITS

SECTION 5.1.      AWARDS.

         The Committee may grant Awards under the Plan in the form of Restricted Stock or Restricted Units, which shall become vested or payable based upon the achievement of Performance Target(s) established by the Committee and upon the continued employment of the Executive for such period or periods as the Committee shall specify. Such Awards may be granted at any time after the Plan is approved by the stockholders of the Company in accordance with Section 162(m) and before the date of the first meeting of stockholders in 2010. The selection of Executives, Business Criteria, Performance Targets and Performance Period and other terms and conditions of the Award shall be established and administered by the Committee on the same basis as provided for Bonuses under Article 4 hereof (other than Section 4.3 hereof), except as context otherwise requires. Any Shares subject to a Restricted Stock Award or distributed to an Executive under a Restricted Unit Award shall be pursuant to a combined Award under the Plan and Stock Plan, and shall be subject to adjustments for changes in corporate capitalization as provided in the Stock Plan. Unless otherwise provided by the Committee, any dividends, distributions and equivalent rights payable with respect to Restricted Stock or Restricted Units shall be subject to the same vesting or payment conditions established pursuant to the Award. Notwithstanding the fact that Performance Targets have been attained with respect to any Award in the form of Restricted Stock or Restricted Units, the Company may, on the same basis as provided for Bonuses under Section 4.1 and 4.7, reduce the amount vesting or payable, or eliminate vesting or payment, unless the Committee otherwise expressly provides by written contract or other written commitment.

SECTION 5.2       MAXIMUM AWARDS.

         The maximum number of Shares or stock units that may be subject to Restricted Stock and/or Restricted Units granted to any one Executive under
Section 5.1 shall be limited to 2,500,000 Shares, subject to adjustment to reflect changes in corporate capitalization in the same manner as provided in the Stock Plan. An Award of Restricted Stock or Restricted Units shall not affect the Executive's maximum Bonus under Section 4.3, and the provisions of
Section 4.3 shall not apply to Awards under this Article 5.

                                    ARTICLE 6
                               GENERAL PROVISIONS

SECTION 6.1       NO RIGHT TO AWARDS OR CONTINUED EMPLOYMENT.

         This Plan or the provision for or payment of any amounts under the Plan does not and shall not be construed to confer upon any person any legal right to receive, or any interest in, an Award or any other benefit under the Plan, or any legal right to be continued in the employ of the Company. Subject to any other written agreement between an Executive and the Company, the Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise. This Plan does not, and shall not be construed to adversely affect any express independent right of any

                                    APP II-8
person under a separate employment agreement. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the individual maximum amounts hereunder have been calculated, the Company shall have no obligation to pay any Bonus or distribute any Award hereunder nor to pay the maximum amount so calculated or any prorated amount based on service during the period, except to the extent that the specific amount to be paid or distributed to a participating Executive has been determined by the Committee pursuant to Section 4.7 hereof, unless the Committee otherwise expressly provides by written contract or other written commitment.

SECTION 6.2       DISCRETION OF COMPANY, BOARD OF DIRECTORS AND COMMITTEE.

         Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

SECTION 6.3       NO FUNDING OF PLAN.

         The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Executives under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Executive or former Executive shall be no greater than those of a general unsecured creditor or stockholder of the Company, as the case may be.

SECTION 6.4       NON-TRANSFERABILITY OF BENEFITS AND INTERESTS.

         Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Executive or former Executive. This Section 6.4 shall not apply to an assignment of a contingency or payment due (i) after the death of an Executive to the deceased Executive's legal representative or beneficiary or (ii) after the disability of an Executive to the disabled Executive's personal representative.

SECTION 6.5       LAW TO GOVERN.

         All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New York.

SECTION 6.6       NON-EXCLUSIVITY.

         The Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company to grant awards or authorize any other compensation to any

                                    APP II-9
person under any other plan or authority of the Company, including, without limitation, the payment of cash bonuses or the issuance of restricted stock or restricted stock units or any other awards.

SECTION 6.7       SECTION 162(m) CONDITIONS; BIFURCATION OF PLAN.

         It is the intent of the Company that the Plan and Awards made hereunder satisfy and be interpreted in a manner, that, in the case of Executives who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded.

                                    ARTICLE 7
                  AMENDMENTS, SUSPENSION OR TERMINATION OF PLAN

         The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment shall be effective without Board of Directors and/or stockholder approval if such approval is necessary to comply with the applicable provisions of Section 162(m).

                                   APP II-10

                        ANNALY MORTGAGE MANAGEMENT, INC.
                  Annual Meeting of Stockholders - May 26, 2005

         Revoking all prior proxies, the undersigned hereby appoints Michael A.J. Farrell, Nicholas Singh, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly Mortgage Management, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, commencing at 9:30 a.m., New York time, on Thursday, May 25, 2005, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE CURRENT FISCAL YEAR AND FOR THE PROPOSAL TO APPROVE THE COMPANY'S EXECUTIVE PERFORMANCE PLAN. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

IF YOU WISH TO ATTEND THE ANNUAL MEETING YOU MUST BRING A VALID, GOVERNMENT-ISSUED PHOTO IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR A PASSPORT. SECURITY MEASURES WILL BE IN PLACE AT THE MEETING TO HELP ENSURE THE SAFETY OF ATTENDEES. METAL DETECTORS SIMILAR TO THOSE USED IN AIRPORTS WILL BE LOCATED AT THE ENTRANCE TO THE AUDITORIUM AND BRIEFCASES, HANDBAGS AND PACKAGES WILL BE INSPECTED. NO CAMERAS OR RECORDING DEVICES OF ANY KIND, OR SIGNS, PLACARDS, BANNERS OR SIMILAR MATERIALS, MAY BE BROUGHT INTO THE MEETING. ANYONE WHO REFUSES TO COMPLY WITH THESE REQUIREMENTS WILL NOT BE ADMITTED.

YOU CAN NOW ACCESS YOUR ANNALY MORTGAGE MANAGEMENT, INC. ACCOUNT ONLINE.

Access your Annaly Mortgage Management, Inc. stockholder account online via Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC, Transfer Agent for Annaly Mortgage Management, Inc., now makes it easy and convenient to get current information on your shareholder account.

         o View account status             o View payment history for dividends
         o View certificate history        o Make address changes
         o View book-entry information     o Obtain a duplicate 1099 tax form
                                           o Establish/change your PIN

              Visit us on the web at http://www.mellon-investor.com

          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time
             Investor ServiceDirect(SM) is a registered trademark of
                          Mellon Investor Services LLC


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO                                                   Please Mark Here for    [ ]
DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS                                        Address Change or
                                                                                                 Comments

                                                                                                 SEE
                                                                                                 REVERSE
                                                                                                 SIDE

1.   To Re-Elect three directors,                                                                FOR                 WITHHOLD
                                                                                                                     AUTHORITY
     01 Michael A.J. Farrell
                                                                                             All nominees         To vote for all
     02 Jonathan D. Green and                                                             listed (except as       nominees listed
                                                                                            marked to the
     03 John A. Lambiase                                                                      contrary)                 [ ]

     For terms of three years each;                                                               [ ]

     (Instructions: To withhold authority to vote for either nominee, write that nominee's name in the space provided below.)

     -------------------------------------------------------



     2. Ratification of the appointment of Deloitte & Touche LLP as                           FOR          AGAINST       ABSTAIN
     independent registered public accounting firm for the Company for
     the 2004 fiscal year.                                                                    [ ]            [ ]           [ ]



     3. To approve the Executive Performance Plan.                                            FOR          AGAINST       ABSTAIN

                                                                                              [ ]            [ ]           [ ]

     4. To act upon such other matters as may properly come before our Annual
     Meeting or any adjournment or postponement thereof.

Choose MLink(SM) for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect(SM) at www.melloninvestor.com/isd where step-by-step instructions will prompt you through the enrollment.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


                                                                                          PLEASE         [ ]
                                                                                          CHECK HERE
                                                                                          IF YOU PLAN
                                                                                          TO ATTEND
                                                                                          THE ANNUAL
                                                                                          MEETING

Signature______________________________ Signature ______________________________

Date______________________

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please given full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

--------------------------------------------- ------- ------------------------------------- ------ ---------------------------------
                  INTERNET                                         TELEPHONE                       MAIL
                                                                 1-866-540-5760
         http://www.eproxy.com/nly                    Use any touch-tone telephone to              Mark, sign and date your proxy
Use the internet to vote your proxy.  Have    OR      vote your proxy.  Have your proxy     OR     card and return it in the
your proxy card in hand when you access the           card in hand when you call.                  enclosed postage-paid envelope.
web site.
--------------------------------------------- ------- ------------------------------------- ------ ---------------------------------

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.